Offerings - Offering: 1	Feb. 27, 2026 USD ($)
Offering:
Fee Previously Paid	true
Rule 457(r)	true
Security Type	Debt
Security Class Title	Medium-Term Notes, Series D
Amount Registered	2,000,000
Proposed Maximum Offering Price per Unit	1.00000
Maximum Aggregate Offering Price	$ 2,000,000
Fee Rate	0.01381%
Amount of Registration Fee	$ 276.20
Offering Note	An initial pricing supplement was filed and a fee of $276.20 was paid on February 13, 2026